FILED PURSUANT TO RULE 497(e)

REGISTRATION NO. 033-40771

COMSTOCK FUNDS, INC. (the “Company”)

COMSTOCK CAPITAL VALUE FUND (the “Fund”)

Supplement dated May 23, 2016, to the Fund’s Prospectus for Class AAA Shares dated August 28, 2015

On May 17, 2016, the Fund’s Board of Directors approved the renaming of Class R shares to Class I shares. Effective May 23, 2016, the following changes to the prospectus for the Class AAA shares should be noted.

The following paragraph should be added to the end of the “Purchase of Shares” section on page 17 of the prospectus:

“Voluntary Conversion. Shareholders may be able to convert shares to Class I shares of the Fund, which have a lower expense ratio, provided certain conditions are met. Shareholders who currently hold Class AAA shares and are eligible to purchase Class I shares may convert existing Class AAA shares of the same Fund through their financial intermediary if their financial intermediary has a specific agreement with the Distributor. In such instances, Class AAA shares may be converted under certain circumstances. Under current interpretation of applicable federal income tax law by the Internal Revenue Service, this voluntary conversion to Class I shares generally should not be treated as a taxable event. Please contact your tax advisor for additional information. Not all share classes are available through all financial intermediaries. If shares of the Fund are converted to a different share class of the Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.”

Please retain this Supplement with your Prospectus for reference.